Exhibit 99.2 Investor Presentation October 2021

Cautionary Notes This presentation (“Presentation”) is for informational purposes only. This Presentation shall not constitute an offer Industry and market data used in this Presentation have been obtained from third-party industry publications and to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or sources as well as from research reports prepared for other purposes. Neither Supernova nor Rigetti has jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation has been prepared to assist independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or interested parties in making their own evaluation with respect to a potential business combination between Rigetti & completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to Co, Inc. (“Rigetti”) and Supernova Partners Acquisition Company II, Ltd. (“Supernova”) and the related transactions contain all of the information that may be required to make a full analysis of Rigetti or the Proposed Business (the “Proposed Business Combination”) and for no other purpose. These materials are exclusively for the use of the Combination. Viewers of this Presentation should each make their own evaluation of Rigetti and of the relevance and party or the parties to whom they have been provided by representatives of Rigetti and Supernova. By accepting adequacy of the information and should make such other investigations as they deem necessary. References in this these materials, the recipient acknowledges and agrees that he, she or it (a) will maintain the information and data Presentation to our “partners” or “partnerships” with technology companies, governmental entities, universities or contained herein in the strictest of confidence and will not, under any circumstances whatsoever, reproduce these others do not denote that our relationship with any such party is in a legal partnership form, but rather is a generic materials, in whole or in part, or disclose any of the contents hereof or the information and data contained herein to reference to our contractual relationship with such party. any other person without the prior written consent of Rigetti and Supernova, (b) is not subject to any contractual or Forward Looking Statements - Certain statements included in this Presentation that are not historical facts are other obligation to disclose these materials to any other person or entity, (c) will return these materials, and any forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities other materials that the recipient may have received in the course of considering an investment in Supernova and Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” Rigetti and (d) will promptly notify Rigetti and Supernova and their respective representatives of any unauthorized “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” release, disclosure or use of these materials or the information and data contained herein. Furthermore, all or a “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are portion of the information contained in these materials may constitute material non-public information of Rigetti, not statements of historical matters. These forward-looking statements include, but are not limited to, statements Supernova and their affiliates, and other parties that may be referred to in the context of those discussions. By your regarding estimates and forecasts of other financial and performance metrics and projections of market acceptance of this Presentation, you acknowledge that applicable securities laws restrict a person from purchasing opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and or selling securities of a person with tradeable securities from communicating such information to any other person on the current expectations of the respective management of Rigetti and Supernova and are not predictions of under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such actual performance. These forward-looking statements are provided for illustrative purposes only and are not securities. intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a Certain information included herein describes or assumes the expected terms that will be included in the definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and agreements to be entered into by the parties to the Proposed Business Combination. Such agreements are under will differ from assumptions. Many actual events and circumstances are beyond the control of Rigetti and negotiation and subject to change. The consummation of the Proposed Business Combination is also subject to Supernova. These forward-looking statements are subject to a number of risks and uncertainties, including changes other various risks and contingencies, including customary closing conditions. There can be no assurance that the in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to Proposed Business Combination will be consummated with the terms described herein or otherwise. As such, the successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory subject matter of these materials is evolving and is subject to further change by Rigetti and Supernova in their joint approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the and absolute discretion. combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Supernova or Rigetti is not obtained; failure to realize the anticipated benefits of the Proposed Neither the Securities and Exchange Commission nor any securities commission of any other U.S. or non-U.S. Business Combination; risks relating to the uncertainty of the projected financial information with respect to Rigetti; jurisdiction has approved or disapproved of the Proposed Business Combination presented herein, or determined risks related to the performance of Rigetti’s business and the timing of expected business or revenue milestones; the that this Presentation is truthful or complete. No representations or warranties, express or implied, are given in, or effects of competition on Rigetti’s business; the amount of redemption requests made by Supernova’s stockholders; in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Supernova, Rigetti or the ability of Supernova or Rigetti to issue equity or equity-linked securities or obtain debt financing in connection any of their respective subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers with the Proposed Business Combination or in the future; and those factors discussed in Supernova’s or agents be responsible or liable for a direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. 2Cautionary Notes This presentation (“Presentation”) is for informational purposes only. This Presentation shall not constitute an offer Industry and market data used in this Presentation have been obtained from third-party industry publications and to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or sources as well as from research reports prepared for other purposes. Neither Supernova nor Rigetti has jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation has been prepared to assist independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or interested parties in making their own evaluation with respect to a potential business combination between Rigetti & completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to Co, Inc. (“Rigetti”) and Supernova Partners Acquisition Company II, Ltd. (“Supernova”) and the related transactions contain all of the information that may be required to make a full analysis of Rigetti or the Proposed Business (the “Proposed Business Combination”) and for no other purpose. These materials are exclusively for the use of the Combination. Viewers of this Presentation should each make their own evaluation of Rigetti and of the relevance and party or the parties to whom they have been provided by representatives of Rigetti and Supernova. By accepting adequacy of the information and should make such other investigations as they deem necessary. References in this these materials, the recipient acknowledges and agrees that he, she or it (a) will maintain the information and data Presentation to our “partners” or “partnerships” with technology companies, governmental entities, universities or contained herein in the strictest of confidence and will not, under any circumstances whatsoever, reproduce these others do not denote that our relationship with any such party is in a legal partnership form, but rather is a generic materials, in whole or in part, or disclose any of the contents hereof or the information and data contained herein to reference to our contractual relationship with such party. any other person without the prior written consent of Rigetti and Supernova, (b) is not subject to any contractual or Forward Looking Statements - Certain statements included in this Presentation that are not historical facts are other obligation to disclose these materials to any other person or entity, (c) will return these materials, and any forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities other materials that the recipient may have received in the course of considering an investment in Supernova and Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” Rigetti and (d) will promptly notify Rigetti and Supernova and their respective representatives of any unauthorized “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” release, disclosure or use of these materials or the information and data contained herein. Furthermore, all or a “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are portion of the information contained in these materials may constitute material non-public information of Rigetti, not statements of historical matters. These forward-looking statements include, but are not limited to, statements Supernova and their affiliates, and other parties that may be referred to in the context of those discussions. By your regarding estimates and forecasts of other financial and performance metrics and projections of market acceptance of this Presentation, you acknowledge that applicable securities laws restrict a person from purchasing opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and or selling securities of a person with tradeable securities from communicating such information to any other person on the current expectations of the respective management of Rigetti and Supernova and are not predictions of under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such actual performance. These forward-looking statements are provided for illustrative purposes only and are not securities. intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a Certain information included herein describes or assumes the expected terms that will be included in the definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and agreements to be entered into by the parties to the Proposed Business Combination. Such agreements are under will differ from assumptions. Many actual events and circumstances are beyond the control of Rigetti and negotiation and subject to change. The consummation of the Proposed Business Combination is also subject to Supernova. These forward-looking statements are subject to a number of risks and uncertainties, including changes other various risks and contingencies, including customary closing conditions. There can be no assurance that the in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to Proposed Business Combination will be consummated with the terms described herein or otherwise. As such, the successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory subject matter of these materials is evolving and is subject to further change by Rigetti and Supernova in their joint approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the and absolute discretion. combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Supernova or Rigetti is not obtained; failure to realize the anticipated benefits of the Proposed Neither the Securities and Exchange Commission nor any securities commission of any other U.S. or non-U.S. Business Combination; risks relating to the uncertainty of the projected financial information with respect to Rigetti; jurisdiction has approved or disapproved of the Proposed Business Combination presented herein, or determined risks related to the performance of Rigetti’s business and the timing of expected business or revenue milestones; the that this Presentation is truthful or complete. No representations or warranties, express or implied, are given in, or effects of competition on Rigetti’s business; the amount of redemption requests made by Supernova’s stockholders; in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Supernova, Rigetti or the ability of Supernova or Rigetti to issue equity or equity-linked securities or obtain debt financing in connection any of their respective subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers with the Proposed Business Combination or in the future; and those factors discussed in Supernova’s or agents be responsible or liable for a direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. 2

Cautionary Notes (continued) final prospectus that forms a part ofSupernova’s Registration Statement on Form S-1 (Reg. No. 333-252963), filed with Use of Non-GAAP Financial Metrics and Other Key Financial Metrics - This presentation includes certain non-GAAP the SEC pursuant to Rule 424(b)(4) on March 3, 2021 (the“Prospectus”) under the heading“RiskFactors,” and other financial measures (including on a forward-looking basis) such as EBITDA and EBITDA Margin. Rigetti defines EBITDA documents Supernova has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove as net income (loss), adjusted for interest expense, depreciation and amortization, stock-based compensation and incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may income taxes and one-off non-recurring items. EBITDA Margin is EBITDA divided by total revenue. These non-GAAP be additional risks that neither Supernova nor Rigetti presently know, or that Supernova or Rigetti currently believe are measures are an addition, and not a substitute for or superior to measures of financial performance prepared in immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In accordance with GAAP and should not be considered as an alternative to net income, operating income or any other addition, forward-looking statements reflectSupernova’s andRigetti’s expectations, plans, or forecasts of future events performance measures derived in accordance with GAAP. and views as of the date of this Presentation. Supernova and Rigetti anticipate that subsequent events and developments Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the will causeSupernova’s andRigetti’s assessments to change. However, while Supernova and Rigetti may elect to update Appendix to this presentation. Rigetti believes that these non-GAAP measures of financial results (including on a forward- these forward-looking statements at some point in the future, Supernova and Rigetti specifically disclaim any obligation to looking basis) provide useful supplemental information to investors about Rigetti.Rigetti’s management uses forward do so. These forward-looking statements should not be relied upon as representingSupernova’s andRigetti’s looking non-GAAP measures to evaluateRigetti’s projected financial and operating performance. However, there are a assessments of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, upon the forward-looking statements. other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial Use of Projections - This Presentation contains projected financial information. Such projected financial information performance, and thereforeRigetti’s non-GAAP measures may not be directly comparable to similarly titled measures of constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily other companies. being indicative of future results. The assumptions and estimates underlying such financial forecast information are Subject to Change Based on Board Approval - This presentation has not yet been approved by the board of directors, inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and and therefore remains subject to revision based on the board's review and input. uncertainties. See“Forward-LookingStatements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in Morgan Stanley & Co. LLC (Morgan Stanley) and Deutsche Bank Securities, Inc. (Deutsche Bank) are acting as this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts placement agents in connection with the business combination. In addition, Morgan Stanley is acting as financial advisor will be achieved. to Supernova and Deutsche Bank is acting as financial advisor to Rigetti. Morgan Stanley, Deutsche Bank, their respective affiliates and any of their respective employees, directors, officers, contractors, advisors, members , Use of Data - The data contained herein is derived from various internal and external sources. No representation is made successors, representatives or agents make no representation or warranty as to the accuracy or completeness of this as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or presentation, and shall have no liability for any representations (expressed or implied) contained in, or for any omissions modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an from, this presentation or any other written or oral communications transmitted to the recipient in the course of its indication as to future performance. Supernova and Rigetti assume no obligation to update the information in this evaluation of Rigetti. The only information that will have any legal effect and upon which an interested party may rely presentation. upon will be that in such representations and warranties as may be contained in a definitive agreement between such Trademarks - This presentation contains trademarks, service marks, trade names and copyrights of other companies, party and Rigetti relating to a Transaction, if any. which are property of their respective owners. Additional Information and Where to Find It Supernova II intends to file a registration statement on Form S-4 with the Securities Exchange Commission (the SEC ), which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of Supernova II's common shares in connection with its solicitation of proxies for the vote by Supernova II's shareholders with respect to the proposed business combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. After the registration statement is declared effective, Supernova II will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This presentation does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Supernova II's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Rigetti, Supernova II and the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Supernova as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to Supernova II's secretary at 4301 50th Street NW, Suite 300 PMB 1044, Washington, D.C. 20016, (202) 918-7050. Participants in the Solicitation Supernova II and its directors and executive officers may be deemed participants in the solicitation of proxies from Supernova II's shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Supernova II is contained in Supernova II's prospectus dated March 3, 2021 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC's website at www.sec.gov. To the extent such holdings of Supernova II's securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Rigetti and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Supernova II in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination when available. No Offer or Solicitation This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Supernova II, Rigetti, or any of their respective affiliates. 3Cautionary Notes (continued) final prospectus that forms a part ofSupernova’s Registration Statement on Form S-1 (Reg. No. 333-252963), filed with Use of Non-GAAP Financial Metrics and Other Key Financial Metrics - This presentation includes certain non-GAAP the SEC pursuant to Rule 424(b)(4) on March 3, 2021 (the“Prospectus”) under the heading“RiskFactors,” and other financial measures (including on a forward-looking basis) such as EBITDA and EBITDA Margin. Rigetti defines EBITDA documents Supernova has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove as net income (loss), adjusted for interest expense, depreciation and amortization, stock-based compensation and incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may income taxes and one-off non-recurring items. EBITDA Margin is EBITDA divided by total revenue. These non-GAAP be additional risks that neither Supernova nor Rigetti presently know, or that Supernova or Rigetti currently believe are measures are an addition, and not a substitute for or superior to measures of financial performance prepared in immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In accordance with GAAP and should not be considered as an alternative to net income, operating income or any other addition, forward-looking statements reflectSupernova’s andRigetti’s expectations, plans, or forecasts of future events performance measures derived in accordance with GAAP. and views as of the date of this Presentation. Supernova and Rigetti anticipate that subsequent events and developments Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the will causeSupernova’s andRigetti’s assessments to change. However, while Supernova and Rigetti may elect to update Appendix to this presentation. Rigetti believes that these non-GAAP measures of financial results (including on a forward- these forward-looking statements at some point in the future, Supernova and Rigetti specifically disclaim any obligation to looking basis) provide useful supplemental information to investors about Rigetti.Rigetti’s management uses forward do so. These forward-looking statements should not be relied upon as representingSupernova’s andRigetti’s looking non-GAAP measures to evaluateRigetti’s projected financial and operating performance. However, there are a assessments of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, upon the forward-looking statements. other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial Use of Projections - This Presentation contains projected financial information. Such projected financial information performance, and thereforeRigetti’s non-GAAP measures may not be directly comparable to similarly titled measures of constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily other companies. being indicative of future results. The assumptions and estimates underlying such financial forecast information are Subject to Change Based on Board Approval - This presentation has not yet been approved by the board of directors, inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and and therefore remains subject to revision based on the board's review and input. uncertainties. See“Forward-LookingStatements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in Morgan Stanley & Co. LLC (Morgan Stanley) and Deutsche Bank Securities, Inc. (Deutsche Bank) are acting as this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts placement agents in connection with the business combination. In addition, Morgan Stanley is acting as financial advisor will be achieved. to Supernova and Deutsche Bank is acting as financial advisor to Rigetti. Morgan Stanley, Deutsche Bank, their respective affiliates and any of their respective employees, directors, officers, contractors, advisors, members , Use of Data - The data contained herein is derived from various internal and external sources. No representation is made successors, representatives or agents make no representation or warranty as to the accuracy or completeness of this as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or presentation, and shall have no liability for any representations (expressed or implied) contained in, or for any omissions modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an from, this presentation or any other written or oral communications transmitted to the recipient in the course of its indication as to future performance. Supernova and Rigetti assume no obligation to update the information in this evaluation of Rigetti. The only information that will have any legal effect and upon which an interested party may rely presentation. upon will be that in such representations and warranties as may be contained in a definitive agreement between such Trademarks - This presentation contains trademarks, service marks, trade names and copyrights of other companies, party and Rigetti relating to a Transaction, if any. which are property of their respective owners. Additional Information and Where to Find It Supernova II intends to file a registration statement on Form S-4 with the Securities Exchange Commission (the SEC ), which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of Supernova II's common shares in connection with its solicitation of proxies for the vote by Supernova II's shareholders with respect to the proposed business combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. After the registration statement is declared effective, Supernova II will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This presentation does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Supernova II's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Rigetti, Supernova II and the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Supernova as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to Supernova II's secretary at 4301 50th Street NW, Suite 300 PMB 1044, Washington, D.C. 20016, (202) 918-7050. Participants in the Solicitation Supernova II and its directors and executive officers may be deemed participants in the solicitation of proxies from Supernova II's shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Supernova II is contained in Supernova II's prospectus dated March 3, 2021 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC's website at www.sec.gov. To the extent such holdings of Supernova II's securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Rigetti and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Supernova II in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination when available. No Offer or Solicitation This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Supernova II, Rigetti, or any of their respective affiliates. 3

Supernova Partners Acquisition Company II

- Supernova Partners Acquisition Company II, Inc. ("Supernova"; NYSE:SNII) raised $345 million in March 2021
- Diverse management team with deep sector expertise and decades of operational, investment and acquisition experience
- Supernova Partners Acquisition Company I raised $402.5 million in an IPO in October 2020 and has signed a definitive merger agreement with Offerpad, a digital real estate platform, and Supernova Partners Acquisition Company III raised $281 million in an IPO in March 2021



Spencer Rascoff

CO-CHAIR

ZILLOW GROUP

hotwire

Goldman Sachs



Alexander Klabin

CO-CHAIR

ancient

SENATOR

Goldman Sachs



Robert Reid

CEO

Blackstone

Morgan Stanley



Michael Clifton

CFO

THE CARLYLE GROUP

BANK OF AMERICA

rigetti

4

World-changing opportunity Massive untapped revenue opportunity expected to exceed current HPC and cloud hardware markets. Winning technology Superconducting quantum computers have the most qubits, the lowest error rates, and are scaling the fastest. Distinctive approach Proprietary chip architecture accelerates scaling and full-stack strategy shortens path to key business inflection points. Team to win 8+ year track record of pioneering leadership with multiple industry firsts, 100+ patents and applications, combined with a deep and experienced team across business and technology. 5World-changing opportunity Massive untapped revenue opportunity expected to exceed current HPC and cloud hardware markets. Winning technology Superconducting quantum computers have the most qubits, the lowest error rates, and are scaling the fastest. Distinctive approach Proprietary chip architecture accelerates scaling and full-stack strategy shortens path to key business inflection points. Team to win 8+ year track record of pioneering leadership with multiple industry firsts, 100+ patents and applications, combined with a deep and experienced team across business and technology. 5

Transaction Summary

Transaction overview

- Highly attractive opportunity to invest at the inflection point
  - Attractive entry multiple relative to public peers and recent transactions
- $1,152M post-money enterprise value based on 1.9x 2026E revenue of $594M
- Existing Rigetti shareholders and management rolling 100% of equity
- Transaction will be funded by $103M PIPE, Supernova II cash in trust of $345M[1]
  - Net cash proceeds to Rigetti's balance sheet to accelerate product development and expand operations

Pro forma valuation ($M, except per share data)

Total shares outstanding[2]	155.0
Price per share	$10.00
Equity value	**$1,550**
Less: net cash	($397)
Total enterprise value	**$1,152**
	2026E
TEV/Revenue	**1.9x**
TEV/EBITDA	**3.0x**

Sources and uses ($M)

Sources		Uses	
Supernova II cash in trust[1]	345	Pro forma cash	398
Issuance of shares	1,041	Rigetti equity holder stock consideration	1,041
PIPE shareholders	103	Deal expenses	50
Total sources	**$1,488**	**Total uses**	**$1,488**

Pro forma illustrative ownership breakdown



Supernova II
4%
PIPE investors
6%
Public equity holders
22%
Rigetti equity holders
67%

1 Assumes no Supernova II stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions. 2 Total shares outstanding include 104.1M seller rollover shares, 34.5M Supernova II public shares, 10.0M shares from PIPE and 6.1M Supernova II founder shares

Note: Years represent calendar year end. Excludes direct investment in Rigetti by strategic partner. Rigetti cash and debt balances as of August 31, 2021. 29% of Sponsor promote subject to vesting; vests in full if, at any time during the 5 year period post-closing, the VWAP of pubco shares is greater than or equal to $12.50 for any 20 trading days within a 30 consecutive trading day window; also vests upon the consummation of a liquidation, merger, capital stock exchange, reorganization or other similar transaction where the shares can be exchanged for cash or marketable securities with an aggregate value equal to or greater than $12.50 per share. Excludes the impact of Supernova II's warrants (public or private). Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures rigetti

6

Chad Rigetti, PhD
Founder and CEO

IBM Yale

- Founded Rigetti Computing in 2013 as the first company focused on developing universal, gate-model quantum computers
- Raised $200M+ in venture funding and recruited world class board and executive team
- Former researcher at IBM quantum computing group (2010-2013)
- Postdoctoral researcher at Yale focused on quantum-limited amplifiers (2009-2010)
- Ph.D. in applied physics from Yale focused on two-qubit gates for superconducting qubits (2002-2009)
- Developed first all-microwave two-qubit gate methods for superconducting qubits, an approach now used broadly in the industry
- 4,520 citations | h-index 31 | i10-index 53 | 38 issued US patents



Taryn Naidu
COO

Demand Media Rightside

- Former CEO, Rightside (Nasdaq: NAME)
- EVP Demand Media, IPO 2011
- Built organizations, raised $800M+ in capital, led acquisitions and multiple successful exits
- Investor in Rigetti for 8 years
- University of Regina, BSc Computer Science

FOUNDED	TOTAL INVESTMENT	PATENTS & APPLICATIONS[1]	EMPLOYEES	TECHNICAL PHDs	TCV TO DATE[2]
2013	**$200M+**	**116**	**130+**	**40+**	**$40M+**

[1] Includes patents issued and pending. [2] TCV represents total contract value rigetti

7

Mission: Build the world’s most powerful computers to help solve humanity’s most important and pressing problems. 8Mission: Build the world’s most powerful computers to help solve humanity’s most important and pressing problems. 8

Pioneering industry leadership and operational execution

2013
Rigetti & Co, Inc. founded by Chad Rigetti, PhD as the **first universal pure-play quantum computing company**

2014
Invented & patented hybrid quantum-classical co-processor architecture to practical quantum computing

2015
Established facility in Berkeley, CA with leading quantum computing modality: superconducting qubits

2016
Rigetti Fab-1 is commissioned as the first and only dedicated quantum chip fabrication facility

2017
Rigetti becomes 2nd company in history to build and deploy a universal gate-model **quantum computer over the cloud**

2018
First chemically accurate simulation on a cloud quantum computer

2019
32-qubit system developed and launched on **Amazon Web Services**

2020
Selected to build **first** commercial quantum computer in the UK

2021
First scalable quantum chip is demonstrated based on Rigetti proprietary modular architecture rigetti

9

Pioneering industry leadership and operational execution

2015
Rigetti 3Q



2017-2018
Rigetti 4Q/8Q



2018-2020
Rigetti 16Q



2019-present
Rigetti 32/40Q



E2021+
Rigetti 80Q+



rigetti

10

1 Quantum computing is a world-changing opportunity. 11

In the next decade one quantum computer could be more powerful than today’s entire global cloud. 12In the next decade one quantum computer could be more powerful than today’s entire global cloud. 12

Potential to unlock solutions to the most **pressing and important problems** while creating unimagined opportunities


Computer Vision
Hypersonic Simulation
Computational Fluid Dynamics
Artificial Intelligence
In-silico Drug Discovery
Climate Simulation
Portfolio Optimization
Cybersecurity
Supply Chain Optimization
Energy Distribution
Investment Risk Mitigation

rigetti

13

Harnessing nature’s operating system unlocks exponential computational power Classical Bits Quantum Bits (Binary) (Qubits) Either0 or 1 Both0 and 1 at the same time Solves problems by evaluating Solves problems by evaluating solutions sequentially. solutions simultaneously. 14Harnessing nature’s operating system unlocks exponential computational power Classical Bits Quantum Bits (Binary) (Qubits) Either0 or 1 Both0 and 1 at the same time Solves problems by evaluating Solves problems by evaluating solutions sequentially. solutions simultaneously. 14

Harnessing nature’s operating system unlocks exponential computational power e.g., computing power needed to discover the next penicillin A classical computer with more A quantum computer 86 transistors (10) than there are with 286 qubits atoms in the observable universe Source “Will Quantum Computing Transform Biopharma R&D?” Boston Consulting Group, 10 Dec. 2019. 15Harnessing nature’s operating system unlocks exponential computational power e.g., computing power needed to discover the next penicillin A classical computer with more A quantum computer 86 transistors (10) than there are with 286 qubits atoms in the observable universe Source “Will Quantum Computing Transform Biopharma R&D?” Boston Consulting Group, 10 Dec. 2019. 15

Enhance human health and longevity Problem Developing treatments for leading causes of death requires understanding the biochemical properties of potential 1 therapies. Constraint Exact modeling of molecular and materials properties grows exponentially with each added atom. Quantum Solution Direct quantum simulations may better predict properties, enabling candidate therapies to reach market faster. Sample partners on quantum simulation: 1 Langione, Matt, “The Promise of Quantum Computers.” TED. 16 16

Clean energy from the same reactions that power the sun

Problem
Reliance on fossil fuels is accelerating climate change. Global energy use is expected to increase by 50% by 2050.[1]

Constraint
Energy production in fusion reactors requires compressing plasma into extreme conditions where quantum effects cause exponentially complex behavior.

Quantum Solution
Insights from quantum simulation may produce more realistic physical models of fusion, accelerating the path to clean energy.

Sample partners on fusion energy:

U.S. Department of Energy, Office of Science

Lawrence Livermore National Laboratory



1 Kahan, Ari. "EIA Projects Nearly 50% Increase in World Energy Usage by 2050, Led by Growth in Asia." U.S. Energy Information Administration, (EIA), 24 Sept. 2019.

Increase the speed and accuracy of market insights

Problem

Optimizing investment positions and pricing decisions depends on accurate quantitative models that can swiftly respond to changing market conditions.

Constraint

Realistic models incorporating available data can be too slow and expensive to inform real-time decision making.

Quantum Solution

Quantum enhanced machine learning and Monte Carlo simulation[1,2] may yield quantitative insights in a fraction of the time, allowing faster responses to market changes.

Sample partners on finance applications:

UK Research and Innovation

standard chartered

Top-tier global banks



1 "Goldman Sachs predicts quantum computing 5 years away from use in markets." Financial Times, 29 Apr. 2021.
2 Giurgica-Tiron, Tudor, et al. "Low Depth Algorithms for Quantum Amplitude Estimation." ArXiv:2012.03348 [Quant-Ph], Dec. 2020. arXiv.org.

18

Classical computers have hit fundamental limits Performance of classical processors since 1980 Diminishing returns Amdahl’s “Moore’s Law has finished.” Law 2x / 20 yrs End of - Jensen Huang, 2019 (3% / yr) CEO, NVIDIA Dennard 2x / 6 yrs scaling (12% / yr) Multicore 2x / 3.5 yrs (23% / yr) “Moore’s Law is dead. RISC Moore’s Law is over.” CISC 2x / 1.5 yrs - Mike Muller, 2018 (52% / yr) CTO, ARM 2x / 2.5 yrs (22% / yr) 1980 1985 1990 1995 2000 2005 2010 2015 Note CISC = Complex Instruction Set Computer. RISC = Reduced Instruction Set Computer Source Equity Research, Press, “Beyond Moore’s Law with Parallel Processing & Heterogeneous SoCs.” Embedded Computing Design, 1 Mar. 2021. 19 Processor performanceClassical computers have hit fundamental limits Performance of classical processors since 1980 Diminishing returns Amdahl’s “Moore’s Law has finished.” Law 2x / 20 yrs End of - Jensen Huang, 2019 (3% / yr) CEO, NVIDIA Dennard 2x / 6 yrs scaling (12% / yr) Multicore 2x / 3.5 yrs (23% / yr) “Moore’s Law is dead. RISC Moore’s Law is over.” CISC 2x / 1.5 yrs - Mike Muller, 2018 (52% / yr) CTO, ARM 2x / 2.5 yrs (22% / yr) 1980 1985 1990 1995 2000 2005 2010 2015 Note CISC = Complex Instruction Set Computer. RISC = Reduced Instruction Set Computer Source Equity Research, Press, “Beyond Moore’s Law with Parallel Processing & Heterogeneous SoCs.” Embedded Computing Design, 1 Mar. 2021. 19 Processor performance

Massive untapped demand when quantum computers meet requirements for practical workloads



$850B
$100B
$40B

- Forecasted Quantum Computing Generated Operating Income[1,2]
- Current Cloud HW Market[3]
- Current HPC Market[4]

Requirements for practical workloads

Scale: >1000 qubits

Error Rates: < 0.5%

Clock Speed: >1 MHz

Fully Programmable & Universal
(run general quantum algorithms)

Manufacturable

Co-processor
(can be used alongside traditional computers)

Delivered over the cloud

rigetti

1 Langione et al., "Where Will Quantum computers Create Value - and When?" Boston Consulting Group, May 2019. 2 Hazan et al., "The Next Tech Revolution: Quantum Computing." McKinsey & Company, March 2020. 3 "Gartner Forecasts Worldwide Public Cloud End-User Spending to Grow 23% in 2021," Press Release, Gartner, Inc., April 21, 2021. 4 "High-Performance computing (HPC) Market By Component (Solutions, Services), By Deployment (Cloud-based, On-premises), By Application (Healthcare, gaming, Retail, BFSI, Government, Manufacturing, Education, Transportation, Others) and By Region, Forecast to 2028." Emergen Research, April 2021.

20

2 Rigetti scalable chip technology can unlock the market. 212 Rigetti scalable chip technology can unlock the market. 21

Superconducting quantum computers have the most 1 qubits, the lowest error rates , and are scaling the fastest Progress in scaling universal gate-model quantum computing systems by hardware modality: 2011 to 2021 2011 2021 2011 2021 2011 2021 2011 2021 2-6 7-12 13-17 18-20 Photons Atoms Example key players per modality: Note Graph includes largest demonstration of systems to date by 2011 and by 2021 that are universal and compatible with generic quantum algorithms 5 9 16 20 1 Best estimated two-qubit gate fidelity as of June 2021 on systems larger than two qubits are 99.8% (median) on 53Q for superconducting , 99.5% (typical) on 10Q for ions , 98.9% (typical) on 12Q for photons and 97.4% (averaged) on 10Q for atoms. In order as appear on the graph: 2 DiCarlo, L., et al. “Preparation and Measurement of Three-Qubit Entanglement in a Superconducting Circuit.” Nature, vol. 467, no. 7315, Sept. 2010, pp. 574–78. arXiv.org, doi:10.1038/nature09416. 3 Neeley, M., et al. “Generation of Three-Qubit Entangled States Using Superconducting Phase Qubits.” Nature, vol. 467, no. 7315, Sept. 2010, pp. 570– 73. arXiv.org, doi:10.1038/nature09418. 4 rigetti.com, June 2021 . 5 Arute, Frank, et al. “Quantum Supremacy Using a Programmable Superconducting Processor.” Nature, vol. 574, no. 7779, Oct. 2019, pp. 505–10. www.nature.com, doi:10.1038/s41586-019-1666-5. 6 Zhang, Eric J., et al. “High-Fidelity Superconducting Quantum Processors via Laser-Annealing of Transmon Qubits.” ArXiv:2012.08475 [Quant-Ph], Dec. 2020. arXiv.org. 7 Benhelm, J., et al. “Towards Fault-Tolerant Quantum Computing with Trapped Ions.” Nature Physics, vol. 4, no. 6, June 2008, pp. 463–66. arXiv.org, doi:10.1038/nphys961. 8 Monz, Thomas, et al. “14-Qubit Entanglement: Creation and Coherence.” Physical Review Letters, vol. 106, no. 13, Mar. 2011, p. 130506. arXiv.org, doi:10.1103/PhysRevLett.106.130506. 9 “Quantum Computer.” Honeywell. 10 Wright, K., et al. “Benchmarking an 11-Qubit Quantum Computer.” Nature Communications, vol. 10, no. 1, Nov. 2019, p. 5464. www.nature.com, doi:10.1038/s41467-019-13534-2. 11 Egan, Laird, et al. “Fault-Tolerant Operation of a Quantum Error-Correction Code.” ArXiv:2009.11482 [Quant-Ph], Jan. 2021. arXiv.org. 12 Pogorelov, Ivan, et al. “A Compact Ion-Trap Quantum Computing Demonstrator.” ArXiv:2101.11390 [Quant-Ph], June 2021. arXiv.org. 13 Okamoto, Ryo, et al. “Realization of a Knill-Laflamme-Milburn Controlled-NOT Photonic Quantum Circuit Combining Effective Optical Nonlinearities.” Proceedings of the National Academy of Sciences, vol. 108, no. 25, June 2011, pp. 10067–71. www.pnas.org, doi:10.1073/pnas.1018839108. 14 Crespi, Andrea, et al. “Integrated Photonic Quantum Gates for Polarization Qubits.” Nature Communications, vol. 2, no. 1, Nov. 2011, p. 566. www.nature.com, doi:10.1038/ncomms1570. 15 Qiang, Xiaogang, et al. “Large-Scale Silicon Quantum Photonics Implementing Arbitrary Two-Qubit Processing.” Nature Photonics, vol. 12, no. 9, Sept. 2018, pp. 534–39. arXiv.org, doi:10.1038/s41566-018-0236-y. 16 Taballione, Caterina, et al. “A 12-Mode Universal Photonic Processor for Quantum Information Processing.” ArXiv:2012.05673 [Physics, Physics:Quant-Ph], Dec. 2020. arXiv.org. 17 Arrazola, J. M., et al. “Quantum Circuits with Many Photons on a Programmable Nanophotonic Chip.” Nature, vol. 591, no. 7848, Mar. 2021, pp. 54–60. arXiv.org, doi:10.1038/s41586-021-03202-1. 18 Wilk, T., et al. “Entanglement of Two Individual Neutral Atoms Using Rydberg Blockade.” Physical Review Letters, vol. 104, no. 1, Jan. 2010, p. 010502. arXiv.org, doi:10.1103/PhysRevLett.104.010502. 19 Madjarov, Ivaylo S., et al. “High-Fidelity Entanglement and Detection of Alkaline-Earth Rydberg Atoms.” Nature Physics, vol. 16, no. 8, Aug. 2020, pp. 857–61. arXiv.org, doi:10.1038/s41567-020-0903-z. 20 Levine, Harry, et al. “Parallel Implementation of High-Fidelity Multi-Qubit Gates with Neutral Atoms.” Physical Review Letters, vol. 123, no. 17, Oct. 2019, p. 170503. arXiv.org, doi:10.1103/PhysRevLett.123.170503. 22Superconducting quantum computers have the most 1 qubits, the lowest error rates , and are scaling the fastest Progress in scaling universal gate-model quantum computing systems by hardware modality: 2011 to 2021 2011 2021 2011 2021 2011 2021 2011 2021 2-6 7-12 13-17 18-20 Photons Atoms Example key players per modality: Note Graph includes largest demonstration of systems to date by 2011 and by 2021 that are universal and compatible with generic quantum algorithms 5 9 16 20 1 Best estimated two-qubit gate fidelity as of June 2021 on systems larger than two qubits are 99.8% (median) on 53Q for superconducting , 99.5% (typical) on 10Q for ions , 98.9% (typical) on 12Q for photons and 97.4% (averaged) on 10Q for atoms. In order as appear on the graph: 2 DiCarlo, L., et al. “Preparation and Measurement of Three-Qubit Entanglement in a Superconducting Circuit.” Nature, vol. 467, no. 7315, Sept. 2010, pp. 574–78. arXiv.org, doi:10.1038/nature09416. 3 Neeley, M., et al. “Generation of Three-Qubit Entangled States Using Superconducting Phase Qubits.” Nature, vol. 467, no. 7315, Sept. 2010, pp. 570– 73. arXiv.org, doi:10.1038/nature09418. 4 rigetti.com, June 2021 . 5 Arute, Frank, et al. “Quantum Supremacy Using a Programmable Superconducting Processor.” Nature, vol. 574, no. 7779, Oct. 2019, pp. 505–10. www.nature.com, doi:10.1038/s41586-019-1666-5. 6 Zhang, Eric J., et al. “High-Fidelity Superconducting Quantum Processors via Laser-Annealing of Transmon Qubits.” ArXiv:2012.08475 [Quant-Ph], Dec. 2020. arXiv.org. 7 Benhelm, J., et al. “Towards Fault-Tolerant Quantum Computing with Trapped Ions.” Nature Physics, vol. 4, no. 6, June 2008, pp. 463–66. arXiv.org, doi:10.1038/nphys961. 8 Monz, Thomas, et al. “14-Qubit Entanglement: Creation and Coherence.” Physical Review Letters, vol. 106, no. 13, Mar. 2011, p. 130506. arXiv.org, doi:10.1103/PhysRevLett.106.130506. 9 “Quantum Computer.” Honeywell. 10 Wright, K., et al. “Benchmarking an 11-Qubit Quantum Computer.” Nature Communications, vol. 10, no. 1, Nov. 2019, p. 5464. www.nature.com, doi:10.1038/s41467-019-13534-2. 11 Egan, Laird, et al. “Fault-Tolerant Operation of a Quantum Error-Correction Code.” ArXiv:2009.11482 [Quant-Ph], Jan. 2021. arXiv.org. 12 Pogorelov, Ivan, et al. “A Compact Ion-Trap Quantum Computing Demonstrator.” ArXiv:2101.11390 [Quant-Ph], June 2021. arXiv.org. 13 Okamoto, Ryo, et al. “Realization of a Knill-Laflamme-Milburn Controlled-NOT Photonic Quantum Circuit Combining Effective Optical Nonlinearities.” Proceedings of the National Academy of Sciences, vol. 108, no. 25, June 2011, pp. 10067–71. www.pnas.org, doi:10.1073/pnas.1018839108. 14 Crespi, Andrea, et al. “Integrated Photonic Quantum Gates for Polarization Qubits.” Nature Communications, vol. 2, no. 1, Nov. 2011, p. 566. www.nature.com, doi:10.1038/ncomms1570. 15 Qiang, Xiaogang, et al. “Large-Scale Silicon Quantum Photonics Implementing Arbitrary Two-Qubit Processing.” Nature Photonics, vol. 12, no. 9, Sept. 2018, pp. 534–39. arXiv.org, doi:10.1038/s41566-018-0236-y. 16 Taballione, Caterina, et al. “A 12-Mode Universal Photonic Processor for Quantum Information Processing.” ArXiv:2012.05673 [Physics, Physics:Quant-Ph], Dec. 2020. arXiv.org. 17 Arrazola, J. M., et al. “Quantum Circuits with Many Photons on a Programmable Nanophotonic Chip.” Nature, vol. 591, no. 7848, Mar. 2021, pp. 54–60. arXiv.org, doi:10.1038/s41586-021-03202-1. 18 Wilk, T., et al. “Entanglement of Two Individual Neutral Atoms Using Rydberg Blockade.” Physical Review Letters, vol. 104, no. 1, Jan. 2010, p. 010502. arXiv.org, doi:10.1103/PhysRevLett.104.010502. 19 Madjarov, Ivaylo S., et al. “High-Fidelity Entanglement and Detection of Alkaline-Earth Rydberg Atoms.” Nature Physics, vol. 16, no. 8, Aug. 2020, pp. 857–61. arXiv.org, doi:10.1038/s41567-020-0903-z. 20 Levine, Harry, et al. “Parallel Implementation of High-Fidelity Multi-Qubit Gates with Neutral Atoms.” Physical Review Letters, vol. 123, no. 17, Oct. 2019, p. 170503. arXiv.org, doi:10.1103/PhysRevLett.123.170503. 22

Among industry leaders, Rigetti is the only pure play superconducting company and is scaling fastest

Increase in system qubit count: June 2017 vs. June 2021


Qubits
7.8x larger
4.1x larger
5.9x larger
2.2x larger
rigetti 1,2
IBM 3-5
Google 6,7
IONQ 8,9

	Pure Play	Full Stack	Modular Scalable Processor
rigetti	✓	✓	✓ [10-13]
IBM		✓	
Google			
IONQ	✓		

1 Reagor, M., et al. "Demonstration of Universal Parametric Entangling Gates on a Multi-Qubit Lattice." Science Advances, vol. 4, no. 2, Feb. 2018, p. eaao3603. arXiv.org, doi:10.1126/sciadv.aao3603. 2 rigetti.com, June 2021. 3 "A Quantum Experience at Maker Faire." IBM Research Blog, 19 May 2017. 4 Wang, Yuanhao, et al. "16-Qubit IBM Universal Quantum Computer Can Be Fully Entangled." Npj Quantum Information, vol. 4, no. 1, Sept. 2018, pp. 1–6. www.nature.com, doi:10.1038/s41534-018-0095-x. 5 Zhang, Eric J., et al. "High-Fidelity Superconducting Quantum Processors via Laser-Annealing of Transmon Qubits." ArXiv:2012.08475 [Quant-Ph], Dec. 2020. arXiv.org. 6 Kelly, J., et al. "State Preservation by Repetitive Error Detection in a Superconducting Quantum Circuit." Nature, vol. 519, no. 7541, Mar. 2015, pp. 66–69. arXiv.org, doi:10.1038/nature14270. 7 Arute, Frank, et al. "Quantum Supremacy Using a Programmable Superconducting Processor." Nature, vol. 574, no. 7779, Oct. 2019, pp. 505–10. www.nature.com, doi:10.1038/s41586-019-1666-5. 8 Debnath, S., et al. "Demonstration of a Small Programmable Quantum Computer with Atomic Qubits." Nature, vol. 536, no. 7614, Aug. 2016, pp. 63–66. arXiv.org, doi:10.1038/nature18648. 9 Wright, K., et al. "Benchmarking an 11-Qubit Quantum Computer." Nature Communications, vol. 10, no. 1, Nov. 2019, p. 5464. www.nature.com, doi:10.1038/s41467-019-13534-2. 10 Vahidpour, Mehrnoosh, et al. "Superconducting Through-Silicon Vias for Quantum Integrated Circuits." ArXiv:1708.02226 [Physics, Physics:Quant-Ph], Aug. 2017. arXiv.org. 11 O'Brien, William, et al. "Superconducting Caps for Quantum Integrated Circuits." ArXiv:1708.02219 [Physics, Physics:Quant-Ph], Aug. 2017. arXiv.org. 12 3D signalling patents pending 13 Gold, Alysson, et al. "Entanglement Across Separate Silicon Dies in a Modular Superconducting Qubit Device." ArXiv:2102.13293 [Quant-Ph], Mar. 2021. arXiv.org.

23

rigetti

Proprietary modular chip architecture eliminates key scaling roadblocks Typical Quantum Chip Proprietary Quantum Chip Single-chip processors Large-scale processors built from identical tiles ● Entire re-design with each generation● Modular ● Component yield requirements increase ● Manufacturable exponentially with qubit count ● Scalable ● Scaling is slow and expensive 24 24Proprietary modular chip architecture eliminates key scaling roadblocks Typical Quantum Chip Proprietary Quantum Chip Single-chip processors Large-scale processors built from identical tiles ● Entire re-design with each generation● Modular ● Component yield requirements increase ● Manufacturable exponentially with qubit count ● Scalable ● Scaling is slow and expensive 24 24

Proprietary technology unlocked by 6+ years of fab-driven innovation



21 patents pending and issued[1]
Pictured: Rigetti modular, multi-chip quantum processor

Superconducting caps
Developed 2015 - 2018

Facilitates scaling and enhances performance[2]

Superconducting TSVs
Developed 2016 - 2019

Isolates on-chip components and maximizes performance[3]

Interchip Coupling
Developed 2018 - 2021

Interchip coupling enables fast gates and scaling qubit fabric across multiple chips[4]



1 Covering aspects of the modular, multi-chip quantum processor and the modular system architecture described herein. 2 O'Brien, William, et al. "Superconducting Caps for Quantum Integrated Circuits." ArXiv:1708.02219 [Physics, Physics:Quant-Ph], Aug. 2017. arXiv.org. 3 Vahidpour, Mehrnoosh, et al. "Superconducting Through-Silicon Vias for Quantum Integrated Circuits." ArXiv:1708.02226 [Physics, Physics:Quant-Ph], Aug. 2017. arXiv.org. 4 Gold, Alysson, et al. "Entanglement Across Separate Silicon Dies in a Modular Superconducting Qubit Device." ArXiv:2102.13293 [Quant-Ph], Mar. 2021. arXiv.org.

rigetti

25

Modular system architecture designed for rapid scaling to advantage and beyond



Large Scale Fault Tolerance
Advantage Scale Performance
Broad Quantum Advantage
Narrow Quantum Advantage
Multi-chip Processor
2018
2019
2020
2021
2021
In development
2024
In development
2026
In development
Beyond
In development
8Q
16Q
multiplexed readout
32Q
superconducting caps and vias
40Q
80+Q
multi-chip, high density I/O, 3D signaling
1,000+Q
error mitigation tunable coupling, increased connectivity, scalable packaging,
4,000+Q
error correction
1,000,000+Q
fault-tolerant

rigetti

26

Rapid design-fab-test iteration loops and short production Distinctive quantum chip cycles create compounding advantages over time manufacturing drives core value creation 5–15 17–30 Typical MEMS 22–40 Typical Semiconductor 0 10 20 30 40 50 Processing Lead Time (weeks) Leading research institutions leverage unique Rigetti quantum foundry capabilities 27Rapid design-fab-test iteration loops and short production Distinctive quantum chip cycles create compounding advantages over time manufacturing drives core value creation 5–15 17–30 Typical MEMS 22–40 Typical Semiconductor 0 10 20 30 40 50 Processing Lead Time (weeks) Leading research institutions leverage unique Rigetti quantum foundry capabilities 27

3 Rigetti is positioned to be the industry leader. 283 Rigetti is positioned to be the industry leader. 28

Intrinsic and durable technology advantages can give Rigetti a larger market opportunity than competitors 1 >100x speed advantage enables solutions to a broader set of practical problems e.g., market trajectory analysis for portfolio optimization 5 Current deployed systems Future systems running error correction 2 6 8 Estimated Workload (10 market correlations) Estimated Workload (large market simulation) 80 100 64 Days 60 75 40 50 25 Days 20 25 12 Hours 2 Minutes 0 0 Summit 9 HPC Note Internal company estimates based on empirical data from Rigetti and IonQ, and published processor specifications and data. 1 Combinatorial optimization task (QAOA[3]) for graph bisection problem, for example on market graphs [4], with execution time empirically measured as: t = (# shots to target solution) x (quantum circuit runtime / shot). 2 Evaluated as (t x # jobs) for the largest problem instance that fits on IonQ (2048 unique bisections); each job generates a target solution to the market graph. 3 Farhi, Edward, et al. “A Quantum Approximate Optimization Algorithm.” ArXiv:1411.4028 [Quant-Ph], Nov. 2014. arXiv.org. 4 Boginski, Vladimir, et al. On Structural Properties of the Market Graph. 2003. 5 Fault-tolerant quantum computation runs at a clock speed set by the duration of an error- correction cycle, following standard modality assumptions: Rigetti at 1 μs [Kelly, J., et al. “State Preservation by Repetitive Error Detection in a Superconducting Quantum Circuit.” Nature, vol. 519, no. 7541, Mar. 2015, pp. 66–69. arXiv.org, doi:10.1038/nature14270.] and IonQ at 22 ms 8 8 [8]. 6 Resource estimates are order of 10 T-gates, e.g., derivatives pricing applications: Chakrabarti, et al, Quantum 5, 463 (2021). Processing time estimated as: t = (10 cycles) x (cycle time). 7 Kelly, J., et al. “State Preservation by Repetitive Error Detection in a Superconducting Quantum Circuit.” Nature, vol. 519, no. 7541, Mar. 2015, pp. 66–69. arXiv.org, doi:10.1038/nature14270. 8 See Table VI: Bermudez, et al, PRX 7, 041061 (2017). 9 Both platforms expected to significantly outperform supercomputers for relevant tasks. 29 Workload (days) Processing Time (days)Intrinsic and durable technology advantages can give Rigetti a larger market opportunity than competitors 1 >100x speed advantage enables solutions to a broader set of practical problems e.g., market trajectory analysis for portfolio optimization 5 Current deployed systems Future systems running error correction 2 6 8 Estimated Workload (10 market correlations) Estimated Workload (large market simulation) 80 100 64 Days 60 75 40 50 25 Days 20 25 12 Hours 2 Minutes 0 0 Summit 9 HPC Note Internal company estimates based on empirical data from Rigetti and IonQ, and published processor specifications and data. 1 Combinatorial optimization task (QAOA[3]) for graph bisection problem, for example on market graphs [4], with execution time empirically measured as: t = (# shots to target solution) x (quantum circuit runtime / shot). 2 Evaluated as (t x # jobs) for the largest problem instance that fits on IonQ (2048 unique bisections); each job generates a target solution to the market graph. 3 Farhi, Edward, et al. “A Quantum Approximate Optimization Algorithm.” ArXiv:1411.4028 [Quant-Ph], Nov. 2014. arXiv.org. 4 Boginski, Vladimir, et al. On Structural Properties of the Market Graph. 2003. 5 Fault-tolerant quantum computation runs at a clock speed set by the duration of an error- correction cycle, following standard modality assumptions: Rigetti at 1 μs [Kelly, J., et al. “State Preservation by Repetitive Error Detection in a Superconducting Quantum Circuit.” Nature, vol. 519, no. 7541, Mar. 2015, pp. 66–69. arXiv.org, doi:10.1038/nature14270.] and IonQ at 22 ms 8 8 [8]. 6 Resource estimates are order of 10 T-gates, e.g., derivatives pricing applications: Chakrabarti, et al, Quantum 5, 463 (2021). Processing time estimated as: t = (10 cycles) x (cycle time). 7 Kelly, J., et al. “State Preservation by Repetitive Error Detection in a Superconducting Quantum Circuit.” Nature, vol. 519, no. 7541, Mar. 2015, pp. 66–69. arXiv.org, doi:10.1038/nature14270. 8 See Table VI: Bermudez, et al, PRX 7, 041061 (2017). 9 Both platforms expected to significantly outperform supercomputers for relevant tasks. 29 Workload (days) Processing Time (days)

Rigetti is poised to win the race to critical inflection points



Potential Revenue[1]
Narrow Quantum Advantage[2]
Broad Quantum Advantage[2]
2022
2024
2026
R&D
Quantum Machine Learning
Quantum Simulation
Optimization

Narrow Quantum Advantage
Solve a practical, operationally relevant problem with **improved accuracy, speed or cost**

Broad Quantum Advantage
Solve a practical problem that would be physically **impossible to solve on any classical computer**

rigetti

1 Chart is not to scale and inflection points are based on the estimated revenue growth as a result of projected milestones in the Rigetti technology roadmap
2 Timing of narrow quantum advantage and broad quantum advantage are based on the Rigetti technology roadmap. As a result, exact timing of these milestones are subject to a degree of uncertainty.

30

Partners + customers recognize Rigetti technology leadership Rigetti is the lead industry partner of a US Quantum Information Research Center Superconducting Quantum Materials and Systems Center: ● One of five national DOE QIS Research Centers ● Five-year, $115M effort ● 20 partner institutions with 80+ experts from academia, industry, and government Other customers accelerating path to advantage: Total Contract 1 Value (2018-2021) $40M+ 1 Total revenue over the term of the contract 31 31

Strategic IP portfolio >100 patents and applications 1,2 Patent portfolio is designed to: Key patented technology areas From hybrid quantum-classical computing and low-latency ▪ Protect Rigetti full-stack technology across hardware, Quantum computing cloud platform architectures to gate formation software and services systems, software & access methodologies for improved gate fidelity. ▪ Protect the IP space for Rigetti technology roadmap 3 First Priority Date: 2014 ▪ Capture IP space beyond the current roadmap for future development of quantum computing in the 10–15 year time frame From quantum instruction language compiler to quantum Algorithms & processor simulator. applications for problem solving 2 Rigetti IP Portfolio Areas: 3 First Priority Date: 2016 From interchip coupling and multi-chip modules to 3-D Quantum processor scaling and high density connectivity. hardware 3 First Priority Date: 2015 From combined silicon semiconductors and MEMS process Chip design & technologies to designs for improving processor fidelity. fabrication 3 First Priority Date:2014 1 Data as of April 1, 2021. 2 Includes patents issued and pending. 3 Earliest priority date per patent category 32Strategic IP portfolio >100 patents and applications 1,2 Patent portfolio is designed to: Key patented technology areas From hybrid quantum-classical computing and low-latency ▪ Protect Rigetti full-stack technology across hardware, Quantum computing cloud platform architectures to gate formation software and services systems, software & access methodologies for improved gate fidelity. ▪ Protect the IP space for Rigetti technology roadmap 3 First Priority Date: 2014 ▪ Capture IP space beyond the current roadmap for future development of quantum computing in the 10–15 year time frame From quantum instruction language compiler to quantum Algorithms & processor simulator. applications for problem solving 2 Rigetti IP Portfolio Areas: 3 First Priority Date: 2016 From interchip coupling and multi-chip modules to 3-D Quantum processor scaling and high density connectivity. hardware 3 First Priority Date: 2015 From combined silicon semiconductors and MEMS process Chip design & technologies to designs for improving processor fidelity. fabrication 3 First Priority Date:2014 1 Data as of April 1, 2021. 2 Includes patents issued and pending. 3 Earliest priority date per patent category 32

World-class technical talent drives culture of innovation 130+ 100+ 40+ 1K+ Employees Technical staff PhDs Peer reviewed publications PhDs from: 33 33World-class technical talent drives culture of innovation 130+ 100+ 40+ 1K+ Employees Technical staff PhDs Peer reviewed publications PhDs from: 33 33

Extraordinary founder-led leadership team and board

Management team



Chad Rigetti
Founder, CEO and Chairman



Taryn Naidu
COO



Brian Sereda
CFO



Rick Danis
General Counsel



Mike Harburn
SVP, Hardware



Mandy Birch
SVP, Partnerships



David Rivas
SVP, Software



Jackie Kaweck
SVP, HR

Current board members / select advisors



David Cowan
Bessemer, Co-founder of Verisign, Midas List Hall of Fame



Alissa Fitzgerald
AMFitzgerald & Associates, MIG Hall of Fame



Ray O. Johnson
Former CTO, Lockheed Martin



Peter Pace
Former 16th Chairman of the Joint Chiefs of Staff



Cathy McCarthy
Founder of Recros Medica, Former President and CEO of SM&A



Michael Rogers
Former 17th Director of NSA and US Navy Admiral

Management | Current Board Member | Advisor

rigetti

34

Rigetti Quantum Cloud Services delivers the capability for practical workloads to the mainstream market

Enterprise	Academia	Startups	Government
Energy, Pharma (Standard Chartered); Logistics, Finance (CommonwealthBank)	Northwestern University; The University of Arizona	Phasecraft; Entropica Labs	DARPA; NASA; U.S. Air Force

Cirq | Qiskit | rigetti PyQuil | Jupyter | Mathematical SW

Partner Quantum Services	Partner HPC	Partner Cloud Services	Customer Hybrid Cloud
aws; Strangeworks	Oak Ridge National Laboratory; Fermilab		

Rigetti hybrid co-processing[1,2]

Rigetti Quantum Computing Systems

Production quantum computing system integrated with QCS

Pure Play Advantage

Rigetti plans to grow its partnerships with the existing cloud and HPC providers to deliver Quantum Computing as a Service (QCaaS) to end users.

rigetti

1 Smith, Robert S., et al. "A Practical Quantum Instruction Set Architecture." ArXiv:1608.03355 [Quant-Ph], Feb. 2017. arXiv.org. 2 U.S. Patents 10,127,499, 10,402,743, 10,650,324, 10,956,830 and patents pending

35

4 Financials and transaction overview. 364 Financials and transaction overview. 36

Positioned for explosive revenue growth Summary forecasted financial data ($M) 594 600 Broad Key Growth Drivers: Narrow Quantum Quantum 1● Achieving quantum advantage 1 Advantage Advantage 480 ● New production system releases ● Maturing quantum ecosystem 380 360 Commentary 288 Revenue growth supported by long-term 240 development contracts and strong partnerships with QCaaS distribution and 142 direct channels. 120 73 34 Post quantum advantage milestones, the 18 7 majority of revenue shifts from 0 development contracts to QCaaS. (12) (31) (32) (39) OpEx increase is primarily driven by R&D of (120) next-generation systems and headcount 2021E 2022E 2023E 2024E 2025E 2026E growth in engineering and go-to-market. Revenue EBITDA Note Years represent calendar year end. Prepared on the basis of certain technical, market, competitive and other assumptions to be subsequently described in further detail, and which may not be satisfied. As a result, these projections are subject to a high degree of uncertainty and may not be achieved within the time-frames described or at all 1 Timing of narrow quantum advantage and broad quantum advantage are based on the Rigetti technology roadmap. As a result, exact timing of these milestones are subject to a degree of uncertainty. 37

Rapidly increasing revenue per customer and system

2026 QCaaS Demand Projections

	Description	Number of customers	Revenue per customer
QCaaS Direct Customers	Deep full-stack integration of workloads through QCS	100+	$0.8 - $13M
QCaaS Distribution Customers	Partnered distribution through major public, private, and HPC clouds	5-10	$9 - $146M

Building from our existing customer base, we expect **accelerating growth in revenue per customer and number of customers.**

Customer growth driven by quantum advantage demonstrations across machine learning, optimization, and simulation in numerous industries.

2026 QCaaS Delivery Projections



Anticipated Production Systems
60Q system
250Q system
1,000Q system
4,000Q system

Multiple generations of advantage-performance systems projected to be available through QCS in 2026.

The projected average annual revenue per system scales to $40M+ in 2026.

An estimated **14 production systems** required to meet demand in 2026 (all fit in a standard size basketball court).

rigetti

1 Based on internal company estimates

38

Revenue potential increases with each system generation



1,000 qubit
D-2 System
Est. 2024
($14.3)
$96.4
4,000 qubit
D-2 System
Est. 2026
($34.2)
$192.7
($50.0)
$0.0
$50.0
$100.0
$150.0
$200.0
System Cost ($M)
Estimated Annual System Revenue Potential ($M)

System Costs

Estimated system costs increase with the scaling of system size in new generations but the **projected gross margin per system increases with each generation**.

Post quantum advantage, there are opportunities for system cost reduction through economies of scale and engineering development.

System Revenue

The estimated **revenue potential increases with each system** as the computational power increases exponentially with the qubit count.

Increasing computational power with each generation will unlock solutions to a broader set of problems across industries.

rigetti

Note: Based on internal company estimates

39

Capitalized to unlock market demand



Cash position and EBITDA less capex ($M)
$600
$400
$200
$0
2021E
2022E
2023E
2024E
2025E
2026E
Year Opening Cash Balance
SPAC/PIPE Investment
EBITDA less capex

Cash Balance

The net proceeds of this transaction are expected to fund Rigetti to EBITDA breakeven by 2025.

EBITDA less capex

Spending increases to scale technical teams and invest in infrastructure needed to parallelize the development of quantum advantage grade systems.

Rigetti will make incremental investments in its existing quantum foundry capabilities to scale system count to meet quantum advantage demand.

Note Years represent calendar year end. Excludes direct investment in Rigetti by strategic partner. Year opening cash balance as of December 31, 2020. Prepared on the basis of certain technical, market, competitive and other assumptions to be subsequently described in further detail, and which may not be satisfied. As a result, these projections are subject to a high degree of uncertainty and may not be achieved within the time-frames described or at all rigetti

40

Leading Investors Upon closing of the transaction, Rigetti will trade on the NYSE under the symbol RGTI. Leading Customers and Partners We believe Rigetti is poised to be the global leader in quantum computing and can have a Fully Capitalized Balance Sheet Transaction allows Rigetti to accelerate product profound positive impact on development, consolidate its QCaaS market leadership, and scale operations to bring the human society. positive impact of quantum computing to the world. 41 41Leading Investors Upon closing of the transaction, Rigetti will trade on the NYSE under the symbol RGTI. Leading Customers and Partners We believe Rigetti is poised to be the global leader in quantum computing and can have a Fully Capitalized Balance Sheet Transaction allows Rigetti to accelerate product profound positive impact on development, consolidate its QCaaS market leadership, and scale operations to bring the human society. positive impact of quantum computing to the world. 41 41

World-changing opportunity Massive untapped revenue opportunity expected to exceed current HPC and cloud hardware markets. Winning technology Superconducting quantum computers have the most qubits, the lowest error rates, and are scaling the fastest. Distinctive approach Proprietary chip architecture accelerates scaling and full-stack strategy shortens path to key business inflection points. Team to win 8+ year track record of pioneering leadership with multiple industry firsts, 100+ patents and applications, combined with a deep and experienced team across business and technology. 42

43 4343 43

Risk Factors Certain Risks Related to Rigetti & Co, Inc. - All references to the “Company,” “Rigetti,” “we,” “us” or “our” in this ● Rigetti relies on access to high performance third party classical computing through public clouds, high presentation refer to the business of Rigetti & Co, Inc. The risks presented below are certain of the general risks performance computing centers and on-premises computing infrastructure to deliver performant quantum related to the Company’s business, industry and ownership structure and are not exhaustive. The list below is solutions to customers. Rigetti may not be able to maintain high quality relationships and connectivity with qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including these resources which could make it harder for it to reach customers or deliver solutions in a cost effective Supernova Partners Acquisition Co II, Ltd.) with respect to the Company, with the United States Securities and manner. Exchange Commission (“SEC”). These risks speak only as to the date of this presentation and we make no ● Rigetti’s system depends on the use of certain development tools, supplies, equipment and production methods. commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly If it is unable to procure the necessary tools, supplies and equipment to build its quantum systems, or is unable from and will be more extensive than those presented below. to do so on a timely and cost-effective basis, and in sufficient quantities, Rigetti may incur significant costs or delays which could negatively affect its operations and business. ● Rigetti is in its early stages and has a limited operating history, which makes it difficult to forecast its future ● Even if Rigetti is successful in developing quantum computing systems and executing its strategy, competitors in results of operations. the industry may achieve technological breakthroughs which render its quantum computing systems obsolete or ● Rigetti has a history of operating losses and expects to incur significant expenses and continuing losses for inferior to other products. the foreseeable future. ● Rigetti may be unable to reduce the cost of developing its quantum computers, which may prevent it from ● Rigetti may not be able to scale its business quickly enough to meet customer and market demand, which pricing its quantum systems competitively. could result in lower profitability or cause it to fail to execute on its business strategies. ● The quantum computing industry is in its early stages and volatile, and if it does not develop, if it develops ● Even if the market in which Rigetti competes achieves the forecasted growth, its business could fail to grow at slower than Rigetti expects, if it develops in a manner that does not require use of Rigetti’s quantum computing similar rates, if at all. solutions, if it encounters negative publicity or if Rigetti’s solution does not drive commercial engagement, the ● Rigetti may not manage its growth effectively. growth of Rigetti’s business will be harmed. ● Rigetti’s operating and financial results forecast relies in large part upon assumptions and analyses ● If Rigetti’s computers fail to achieve quantum advantage, its business, financial condition and future prospects developed by it. Rigetti has limited insight into customer demand, pricing models and price sensitivities which may be harmed. could make it difficult to create reliable business models and accurately forecast growth. If these ● Rigetti could suffer disruptions, outages, defects and other performance and quality problems with its quantum assumptions or analyses prove to be incorrect, its actual operating results may be materially different from computing systems, its production technology partners or with the public cloud, data centers and internet its forecasted results. Our analysis is based on our technology roadmap, market, competitive landscape and infrastructure on which it relies. other assumptions. Any of these bases may end up being different than anticipated. Unfavorable changes in ● Rigetti may face unknown supply chain issues that could delay the development or introduction of its product any of these or other factors, most of which are beyond our control, could materially and adversely affect our and negatively impact its business and operating results. business, prospects, financial results and results of operations. ● If Rigetti cannot successfully execute on its strategy, including in response to changing customer needs and new ● Rigetti may need additional capital to pursue its business objectives and respond to business opportunities, technologies and other market requirements, or achieve its objectives in a timely manner, its business, financial challenges or unforeseen circumstances, and Rigetti cannot be sure that additional financing will be available. condition and results of operations could be harmed. ● Rigetti’s ability to use net operating loss carryforwards and other tax attributes may be limited in connection ● Rigetti is highly dependent on its ability to attract and retain senior executive leadership and other key with the business combination or other ownership changes. employees, such as quantum physicists, software engineers and other key technical employees, which is critical ● Rigetti has not produced a large-scale quantum computer and face significant barriers in its attempts to to its success. If Rigetti fails to retain talented, highly-qualified senior management, engineers and other key produce quantum computers, including the need to invent and develop new technology. If Rigetti cannot employees or attract them when needed, such failure could negatively impact its business. successfully overcome those barriers, its business will be negatively impacted and could fail. ● Rigetti’s future growth and success depend on its ability to sell effectively to customers, which could make ● Rigetti’s future generations of hardware being developed to demonstrate narrow quantum advantage and achieving revenue targets difficult. broad quantum advantage, which are important milestones for its technical roadmap and commercialization, ● Rigetti may not be able to accurately estimate the future supply and demand for its quantum computers, which are not yet available for customers and may never be available. could result in a variety of inefficiencies in its business and hinder its ability to generate revenue. If Rigetti fails to ● The quantum computing industry is competitive on a global scale and Rigetti may not be successful in accurately predict its manufacturing requirements, Rigetti could incur additional costs or experience delays. competing in this industry or establishing and maintaining confidence in its long-term business prospects ● Because Rigetti’s success depends, in part, on its ability to expand sales internationally, its business will be among current and future partners and customers. susceptible to risks associated with international operations. ● There are no assurances that Rigetti will be able to broadly commercialize quantum computers. 44Risk Factors Certain Risks Related to Rigetti & Co, Inc. - All references to the “Company,” “Rigetti,” “we,” “us” or “our” in this ● Rigetti relies on access to high performance third party classical computing through public clouds, high presentation refer to the business of Rigetti & Co, Inc. The risks presented below are certain of the general risks performance computing centers and on-premises computing infrastructure to deliver performant quantum related to the Company’s business, industry and ownership structure and are not exhaustive. The list below is solutions to customers. Rigetti may not be able to maintain high quality relationships and connectivity with qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including these resources which could make it harder for it to reach customers or deliver solutions in a cost effective Supernova Partners Acquisition Co II, Ltd.) with respect to the Company, with the United States Securities and manner. Exchange Commission (“SEC”). These risks speak only as to the date of this presentation and we make no ● Rigetti’s system depends on the use of certain development tools, supplies, equipment and production methods. commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly If it is unable to procure the necessary tools, supplies and equipment to build its quantum systems, or is unable from and will be more extensive than those presented below. to do so on a timely and cost-effective basis, and in sufficient quantities, Rigetti may incur significant costs or delays which could negatively affect its operations and business. ● Rigetti is in its early stages and has a limited operating history, which makes it difficult to forecast its future ● Even if Rigetti is successful in developing quantum computing systems and executing its strategy, competitors in results of operations. the industry may achieve technological breakthroughs which render its quantum computing systems obsolete or ● Rigetti has a history of operating losses and expects to incur significant expenses and continuing losses for inferior to other products. the foreseeable future. ● Rigetti may be unable to reduce the cost of developing its quantum computers, which may prevent it from ● Rigetti may not be able to scale its business quickly enough to meet customer and market demand, which pricing its quantum systems competitively. could result in lower profitability or cause it to fail to execute on its business strategies. ● The quantum computing industry is in its early stages and volatile, and if it does not develop, if it develops ● Even if the market in which Rigetti competes achieves the forecasted growth, its business could fail to grow at slower than Rigetti expects, if it develops in a manner that does not require use of Rigetti’s quantum computing similar rates, if at all. solutions, if it encounters negative publicity or if Rigetti’s solution does not drive commercial engagement, the ● Rigetti may not manage its growth effectively. growth of Rigetti’s business will be harmed. ● Rigetti’s operating and financial results forecast relies in large part upon assumptions and analyses ● If Rigetti’s computers fail to achieve quantum advantage, its business, financial condition and future prospects developed by it. Rigetti has limited insight into customer demand, pricing models and price sensitivities which may be harmed. could make it difficult to create reliable business models and accurately forecast growth. If these ● Rigetti could suffer disruptions, outages, defects and other performance and quality problems with its quantum assumptions or analyses prove to be incorrect, its actual operating results may be materially different from computing systems, its production technology partners or with the public cloud, data centers and internet its forecasted results. Our analysis is based on our technology roadmap, market, competitive landscape and infrastructure on which it relies. other assumptions. Any of these bases may end up being different than anticipated. Unfavorable changes in ● Rigetti may face unknown supply chain issues that could delay the development or introduction of its product any of these or other factors, most of which are beyond our control, could materially and adversely affect our and negatively impact its business and operating results. business, prospects, financial results and results of operations. ● If Rigetti cannot successfully execute on its strategy, including in response to changing customer needs and new ● Rigetti may need additional capital to pursue its business objectives and respond to business opportunities, technologies and other market requirements, or achieve its objectives in a timely manner, its business, financial challenges or unforeseen circumstances, and Rigetti cannot be sure that additional financing will be available. condition and results of operations could be harmed. ● Rigetti’s ability to use net operating loss carryforwards and other tax attributes may be limited in connection ● Rigetti is highly dependent on its ability to attract and retain senior executive leadership and other key with the business combination or other ownership changes. employees, such as quantum physicists, software engineers and other key technical employees, which is critical ● Rigetti has not produced a large-scale quantum computer and face significant barriers in its attempts to to its success. If Rigetti fails to retain talented, highly-qualified senior management, engineers and other key produce quantum computers, including the need to invent and develop new technology. If Rigetti cannot employees or attract them when needed, such failure could negatively impact its business. successfully overcome those barriers, its business will be negatively impacted and could fail. ● Rigetti’s future growth and success depend on its ability to sell effectively to customers, which could make ● Rigetti’s future generations of hardware being developed to demonstrate narrow quantum advantage and achieving revenue targets difficult. broad quantum advantage, which are important milestones for its technical roadmap and commercialization, ● Rigetti may not be able to accurately estimate the future supply and demand for its quantum computers, which are not yet available for customers and may never be available. could result in a variety of inefficiencies in its business and hinder its ability to generate revenue. If Rigetti fails to ● The quantum computing industry is competitive on a global scale and Rigetti may not be successful in accurately predict its manufacturing requirements, Rigetti could incur additional costs or experience delays. competing in this industry or establishing and maintaining confidence in its long-term business prospects ● Because Rigetti’s success depends, in part, on its ability to expand sales internationally, its business will be among current and future partners and customers. susceptible to risks associated with international operations. ● There are no assurances that Rigetti will be able to broadly commercialize quantum computers. 44

Risk Factors (continued) ● Rigetti’s international sales and operations subject it to additional risks and costs, including the ability to engage● Rigetti may become subject to product liability claims, which could harm its financial condition and liquidity if it is not with customers in new geographies, exposure to foreign currency exchange rate fluctuations, that can adversely able to successfully defend or insure against such claims. affect its business, financial condition, revenues, results of operations or cash flows.● Rigetti is subject to requirements relating to environmental and safety regulations and environmental remediation ● Rigetti’s quantum computing systems may not be compatible with some or all industry-standard software and matters which could adversely affect its business, results of operation and reputation. hardware in the future, which could harm its business.● If Rigetti is unable to obtain and maintain patent protection for its products and technology, or if the scope of the ● Rigetti may rely heavily on future collaborative partners and third parties to develop key, relevant algorithms and patent protection obtained is not sufficiently broad or robust, its competitors could develop and commercialize programming to make its quantum systems commercially viable. products and technology similar or identical to Rigetti’s, and Rigetti’s ability to successfully commercialize its product ● System security and data protection breaches, as well as cyber-attacks, could disrupt Rigetti’s operations, which and technology may be adversely affected. Moreover, the secrecy of its trade secrets could be compromised, which may damage its reputation and adversely affect its business. could cause Rigetti to lose the competitive advantage resulting from these trade secrets. ● Unfavorable conditions in Rigetti’s industry or the global economy, could limit Rigetti’s ability to grow its business● Rigetti’s patent applications may not result in issued patents or its patent rights may be contested, circumvented, and negatively affect its results of operations. invalidated or limited in scope, any of which could have a material adverse effect on its ability to prevent others from ● Government actions and regulations, such as tariffs and trade protection measures, may limit Rigetti’s ability to interfering with the commercialization of its products. obtain products from its suppliers or sell its products and services to customers.● Rigetti may face patent infringement and other intellectual property claims that could be costly to defend, result in ● Acquisitions, divestitures, strategic investments and strategic partnerships could disrupt Rigetti’s business and injunctions and significant damage awards or other costs (including indemnification of third parties or costly licensing harm its financial condition and operating results. arrangements (if licenses are available at all) and limit its ability to use certain key technologies in the future or ● Rigetti has been, and may in the future be, adversely affected by the global COVID-19 pandemic, its various require development of non-infringing products, services, or technologies, which could result in a significant strains or future pandemics. expenditure and otherwise harm its business. ● Rigetti’s facilities or operations could be damaged or adversely affected as a result of prolonged power outages,● Rigetti relies on certain open-source software in its quantum systems. If licensing terms change, Rigetti’s business natural disasters and other catastrophic events. may be adversely affected. ● State, federal and foreign laws and regulations related to privacy, data use and security could adversely affect● Some of Rigetti’s intellectual property has been or may be conceived or developed through government-funded Rigetti. research and thus may be subject to federal regulations providing for certain rights for the U.S. government or ● Rigetti is subject to U.S. and foreign anti-corruption, anti-bribery and similar laws, and non-compliance with such imposing certain obligations on it, such as a license to the U.S. government under such intellectual property, “march- laws can subject it to criminal or civil liability and harm its business. in” rights, certain reporting requirements and a preference for U.S.-based companies, and compliance with such ● Rigetti is subject to governmental export and import controls that could impair its ability to compete in regulations may limit its exclusive rights and its ability to contract with non-U.S. manufacturers. international markets due to licensing requirements and subject it to liability if it is not in compliance with applicable laws. ● Rigetti’s business is exposed to risks associated with litigation, investigations and regulatory proceedings. 45Risk Factors (continued) ● Rigetti’s international sales and operations subject it to additional risks and costs, including the ability to engage● Rigetti may become subject to product liability claims, which could harm its financial condition and liquidity if it is not with customers in new geographies, exposure to foreign currency exchange rate fluctuations, that can adversely able to successfully defend or insure against such claims. affect its business, financial condition, revenues, results of operations or cash flows.● Rigetti is subject to requirements relating to environmental and safety regulations and environmental remediation ● Rigetti’s quantum computing systems may not be compatible with some or all industry-standard software and matters which could adversely affect its business, results of operation and reputation. hardware in the future, which could harm its business.● If Rigetti is unable to obtain and maintain patent protection for its products and technology, or if the scope of the ● Rigetti may rely heavily on future collaborative partners and third parties to develop key, relevant algorithms and patent protection obtained is not sufficiently broad or robust, its competitors could develop and commercialize programming to make its quantum systems commercially viable. products and technology similar or identical to Rigetti’s, and Rigetti’s ability to successfully commercialize its product ● System security and data protection breaches, as well as cyber-attacks, could disrupt Rigetti’s operations, which and technology may be adversely affected. Moreover, the secrecy of its trade secrets could be compromised, which may damage its reputation and adversely affect its business. could cause Rigetti to lose the competitive advantage resulting from these trade secrets. ● Unfavorable conditions in Rigetti’s industry or the global economy, could limit Rigetti’s ability to grow its business● Rigetti’s patent applications may not result in issued patents or its patent rights may be contested, circumvented, and negatively affect its results of operations. invalidated or limited in scope, any of which could have a material adverse effect on its ability to prevent others from ● Government actions and regulations, such as tariffs and trade protection measures, may limit Rigetti’s ability to interfering with the commercialization of its products. obtain products from its suppliers or sell its products and services to customers.● Rigetti may face patent infringement and other intellectual property claims that could be costly to defend, result in ● Acquisitions, divestitures, strategic investments and strategic partnerships could disrupt Rigetti’s business and injunctions and significant damage awards or other costs (including indemnification of third parties or costly licensing harm its financial condition and operating results. arrangements (if licenses are available at all) and limit its ability to use certain key technologies in the future or ● Rigetti has been, and may in the future be, adversely affected by the global COVID-19 pandemic, its various require development of non-infringing products, services, or technologies, which could result in a significant strains or future pandemics. expenditure and otherwise harm its business. ● Rigetti’s facilities or operations could be damaged or adversely affected as a result of prolonged power outages,● Rigetti relies on certain open-source software in its quantum systems. If licensing terms change, Rigetti’s business natural disasters and other catastrophic events. may be adversely affected. ● State, federal and foreign laws and regulations related to privacy, data use and security could adversely affect● Some of Rigetti’s intellectual property has been or may be conceived or developed through government-funded Rigetti. research and thus may be subject to federal regulations providing for certain rights for the U.S. government or ● Rigetti is subject to U.S. and foreign anti-corruption, anti-bribery and similar laws, and non-compliance with such imposing certain obligations on it, such as a license to the U.S. government under such intellectual property, “march- laws can subject it to criminal or civil liability and harm its business. in” rights, certain reporting requirements and a preference for U.S.-based companies, and compliance with such ● Rigetti is subject to governmental export and import controls that could impair its ability to compete in regulations may limit its exclusive rights and its ability to contract with non-U.S. manufacturers. international markets due to licensing requirements and subject it to liability if it is not in compliance with applicable laws. ● Rigetti’s business is exposed to risks associated with litigation, investigations and regulatory proceedings. 45

5 Appendix 465 Appendix 46

Summary financial forecast ($M) 2021E 2022E 2023E 2024E 2025E 2026E 1 Total revenue 7 18 34 73 288 594 % growth 39% 142% 92% 113% 293% 106% (-) Cost of goods sold (3) (6) (10) (17) (36) (69) Gross profit 5 12 25 56 252 525 % margin 61% 69% 72% 76% 88% 88% (-) Operating expenses (41) (60) (70) (86) (138) (187) Depreciation 5 8 13 18 28 42 EBITDA (31) (39) (32) (12) 142 380 (-) Capital expenditures (7) (41) (33) (63) (112) (170) EBITDA less capex (39) (80) (66) (75) 30 210 Note Years represent calendar year end. Prepared on the basis of technology roadmap, market, competitive landscape and other assumptions of which the details may or may not be satisfied in this presentation. As a result, these projections are subject to a high degree of uncertainty and may not be achieved within the time-frames described or at all. Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures 1 Revenue channels are emerging and being defined; exact type and accounting recognition of Rigetti revenue to be determined. Revenue may include prepayments, bookings, subscriptions, and recognized contracts 47

Selected historical financials ($ in thousands) Statement of Operations Consolidated Balance Sheet January 31, FY2020 FY2021 Year ended January 31, FY2020 FY2021 Cash and cash equivalents 309 22,202 Total revenue 735 5,543 2 1 Working capital (33,487) (1,688) Operating costs and expenses 48,149 39,143 Loss from operations (47,702) (35,092) Property and equipment, net 20,040 20,141 Net loss (53,816) (26,127) Total assets 27,485 49,682 Total liabilities 35,104 3,584 Convertible redeemable preferred stock 120,794 81,523 Total stockholder's deficit (128,413) (35,425) Note The financials are derived from the FYE January 2021 audited financial statements. The fiscal year end is being changed to December 31 starting with December 31, 2021 1 Includes stock-based compensation expense of $2.6 million and $2.8 million for the years ended January 31, 2021 and 2020, respectively. 2 Working capital is defined as current assets excluding cash less current liabilities 48Selected historical financials ($ in thousands) Statement of Operations Consolidated Balance Sheet January 31, FY2020 FY2021 Year ended January 31, FY2020 FY2021 Cash and cash equivalents 309 22,202 Total revenue 735 5,543 2 1 Working capital (33,487) (1,688) Operating costs and expenses 48,149 39,143 Loss from operations (47,702) (35,092) Property and equipment, net 20,040 20,141 Net loss (53,816) (26,127) Total assets 27,485 49,682 Total liabilities 35,104 3,584 Convertible redeemable preferred stock 120,794 81,523 Total stockholder's deficit (128,413) (35,425) Note The financials are derived from the FYE January 2021 audited financial statements. The fiscal year end is being changed to December 31 starting with December 31, 2021 1 Includes stock-based compensation expense of $2.6 million and $2.8 million for the years ended January 31, 2021 and 2020, respectively. 2 Working capital is defined as current assets excluding cash less current liabilities 48

Operational benchmarking


Revenue growth (%)
293%
106%
rigetti 2025E
rigetti 2026E
295%
120%
IONQ 2025E
IONQ 2026E
Median: 13%
13%
12%
NVIDIA 2023E
AMD 2023E
Median: 17%
22%
13%
aws 1 2023E
Microsoft 2023E
Gross margin (%)
88%
88%
rigetti 2025E
rigetti 2026E
89%
86%
IONQ 2025E
IONQ 2026E
Median: 60%
68%
51%
NVIDIA 2023E
AMD 2023E
Median: 68%
NA
68%
aws 2023E
Microsoft 2023E
EBITDA margin (%)
49%
64%
rigetti 2025E
rigetti 2026E
26%
52%
IONQ 2025E
IONQ 2026E
Median: 38%
51%
25%
NVIDIA 2023E
AMD 2023E
Median: 51%
NA
51%
aws 2023E
Microsoft 2023E
Quantum compute
High-growth compute
Cloud infrastructure

Note Years represent calendar year end. Market data as of October 5, 2021. AMD, Nvidia, and Microsoft are not pro forma for Xilinx, ARM, and Nuance transactions, respectively
1 AWS segment of Amazon represented. Revenue estimates per Wall Street consensus.
Source Rigetti management projections, company filings, Thomson Reuters, and FactSet rigetti

49

Valuation benchmarking



EV / Revenue
Median: 10.9x
Median: 10.1x
4.0x
1.9x
3.9x
1.8x
15.9x
6.0x
11.0x
9.3x
rigetti 2025E
rigetti 2026E
IONQ 2025E
IONQ 2026E
NVIDIA 2023E
AMD 2023E
aws 1 2022E
Microsoft 2023E
EV / EBITDA
Median: 27.5x
Median: 21.4x
8.1x
3.0x
15.1x
3.4x
30.9x
24.1x
24.6x
18.2x
rigetti 2025E
rigetti 2026E
IONQ 2025E
IONQ 2026E
NVIDIA 2023E
AMD 2023E
aws 1 2022E
Microsoft 2023E
Quantum compute
High-growth compute
Cloud infrastructure

Note Years represent calendar year end. Market data as of October 5, 2021. AMD, Nvidia, and Microsoft are not pro forma for Xilinx, ARM, and Nuance transactions, respectively
1 AWS segment of Amazon represented for reference only. 2022E EV / revenue multiple based on the median of nine Wall Street revenue multiple estimates available for AWS. 2022E EV / EBITDA multiple based on the median of three Wall Street EBITDA multiple estimates available for AWS.
Source Rigetti management projections, company filings, Thomson Reuters, and FactSet

50

Significant upside potential



($bn)
Implied future EV
$6.5
$5.3
Implied discounted EV
$3.8
$3.1
Implied discount of
~67% at the midpoint
Transaction value
$1.2

- Rigetti is valued by applying a 2-year forward multiple range of 9.0x – 11.0x, based on current peer multiples, to Rigetti's 2026E revenue of $594M to arrive at a future EV in 2024
- Rigetti's 2024 future EV is then discounted back 3 years at a 20% discount rate to arrive at an implied discounted EV today
- Transaction is priced at an additional discount

rigetti

51

Fastest rate of progress on increasing fidelity

Increase in best demonstrated 2Q median fidelity from June 2017 to June 2021



5%
4%
3%
2%
1%
0%
4.4%
2.7%
0.8%
0.7%
rigetti 1,2
IBM 3–5
Google 6,7
IONQ 8,9

Rigetti has systematically increased gate fidelity on cloud-deployed systems.

Additional fidelity will be achieved via integrating faster gates and longer coherence.

The achievable gate fidelity for superconductors based on best-shown components is >99.99%, approximately 50x better than requirement for fault-tolerance.

Note Increase is calculated as an absolute percentage increase for 2Q median fidelity

1 Reagor, M., et al. "Demonstration of Universal Parametric Entangling Gates on a Multi-Qubit Lattice." Science Advances, vol. 4, no. 2, Feb. 2018, p. eaao3603. arXiv.org, doi:10.1126/sciadv.aao3603. 2 Rigetti internal data, March 4, 2021 3 "A Quantum Experience at Maker Faire." IBM Research Blog, 19 May 2017. 4 Wang, Yuanhao, et al. "16-Qubit IBM Universal Quantum Computer Can Be Fully Entangled." Npj Quantum Information, vol. 4, no. 1, Sept. 2018, pp. 1–6. www.nature.com, doi:10.1038/s41534-018-0095-x. 5 Zhang, Eric J., et al. "High-Fidelity Superconducting Quantum Processors via Laser-Annealing of Transmon Qubits." ArXiv:2012.08475 [Quant-Ph], Dec. 2020. arXiv.org. 6 Kelly, J., et al. "State Preservation by Repetitive Error Detection in a Superconducting Quantum Circuit." Nature, vol. 519, no. 7541, Mar. 2015, pp. 66–69. www.nature.com, doi:10.1038/nature14270. 7 Arute, Frank, et al. "Quantum Supremacy Using a Programmable Superconducting Processor." Nature, vol. 574, no. 7779, Oct. 2019, pp. 505–10. www.nature.com, doi:10.1038/s41586-019-1666-5. 8 Debnath, S., et al. "Demonstration of a Small Programmable Quantum Computer with Atomic Qubits." Nature, vol. 536, no. 7614, Aug. 2016, pp. 63–66. www.nature.com, doi:10.1038/nature18648. 9 Wright, K., et al. "Benchmarking an 11-Qubit Quantum Computer." Nature Communications, vol. 10, no. 1, Nov. 2019, p. 5464. www.nature.com, doi:10.1038/s41467-019-13534-2.

rigetti

52

Fastest rate of progress on increasing fidelity Best demonstrated median 2Q fidelity: June 2017 vs. June 2021 99.8 99.0 98.7 100.0 97.4 97.5 96.8 96.0 93.0 90.0 80.0 70.0 60.0 50.0 6,7 8,9 1,2 3–5 1 Reagor, M., et al. “Demonstration of Universal Parametric Entangling Gates on a Multi-Qubit Lattice.” Science Advances, vol. 4, no. 2, Feb. 2018, p. eaao3603. arXiv.org, doi:10.1126/sciadv.aao3603. 2 Rigetti internal data, March 4, 2021 3 “A Quantum Experience at Maker Faire.” IBM Research Blog, 19 May 2017. 4 Wang, Yuanhao, et al. “16-Qubit IBM Universal Quantum Computer Can Be Fully Entangled.” Npj Quantum Information, vol. 4, no. 1, Sept. 2018, pp. 1–6. www.nature.com, doi:10.1038/s41534-018-0095-x. 5 Zhang, Eric J., et al. “High-Fidelity Superconducting Quantum Processors via Laser-Annealing of Transmon Qubits.” ArXiv:2012.08475 [Quant-Ph], Dec. 2020. arXiv.org. 6 Kelly, J., et al. “State Preservation by Repetitive Error Detection in a Superconducting Quantum Circuit.” Nature, vol. 519, no. 7541, Mar. 2015, pp. 66–69. www.nature.com, doi:10.1038/nature14270. 7 Arute, Frank, et al. “Quantum Supremacy Using a Programmable Superconducting Processor.” Nature, vol. 574, no. 7779, Oct. 2019, pp. 505–10. www.nature.com, doi:10.1038/s41586-019-1666-5. 8 Debnath, S., et al. “Demonstration of a Small Programmable Quantum Computer with Atomic Qubits.” Nature, vol. 536, no. 7614, Aug. 2016, pp. 63– 66. www.nature.com, doi:10.1038/nature18648. 9 Wright, K., et al. “Benchmarking an 11-Qubit Quantum Computer.” Nature Communications, vol. 10, no. 1, Nov. 2019, p. 5464. www.nature.com, doi:10.1038/s41467-019-13534-2. 53Fastest rate of progress on increasing fidelity Best demonstrated median 2Q fidelity: June 2017 vs. June 2021 99.8 99.0 98.7 100.0 97.4 97.5 96.8 96.0 93.0 90.0 80.0 70.0 60.0 50.0 6,7 8,9 1,2 3–5 1 Reagor, M., et al. “Demonstration of Universal Parametric Entangling Gates on a Multi-Qubit Lattice.” Science Advances, vol. 4, no. 2, Feb. 2018, p. eaao3603. arXiv.org, doi:10.1126/sciadv.aao3603. 2 Rigetti internal data, March 4, 2021 3 “A Quantum Experience at Maker Faire.” IBM Research Blog, 19 May 2017. 4 Wang, Yuanhao, et al. “16-Qubit IBM Universal Quantum Computer Can Be Fully Entangled.” Npj Quantum Information, vol. 4, no. 1, Sept. 2018, pp. 1–6. www.nature.com, doi:10.1038/s41534-018-0095-x. 5 Zhang, Eric J., et al. “High-Fidelity Superconducting Quantum Processors via Laser-Annealing of Transmon Qubits.” ArXiv:2012.08475 [Quant-Ph], Dec. 2020. arXiv.org. 6 Kelly, J., et al. “State Preservation by Repetitive Error Detection in a Superconducting Quantum Circuit.” Nature, vol. 519, no. 7541, Mar. 2015, pp. 66–69. www.nature.com, doi:10.1038/nature14270. 7 Arute, Frank, et al. “Quantum Supremacy Using a Programmable Superconducting Processor.” Nature, vol. 574, no. 7779, Oct. 2019, pp. 505–10. www.nature.com, doi:10.1038/s41586-019-1666-5. 8 Debnath, S., et al. “Demonstration of a Small Programmable Quantum Computer with Atomic Qubits.” Nature, vol. 536, no. 7614, Aug. 2016, pp. 63– 66. www.nature.com, doi:10.1038/nature18648. 9 Wright, K., et al. “Benchmarking an 11-Qubit Quantum Computer.” Nature Communications, vol. 10, no. 1, Nov. 2019, p. 5464. www.nature.com, doi:10.1038/s41467-019-13534-2. 53

Partnering on quantum machine learning applications

$1.1B+
Annual revenue opportunity by 2026[1]

Quantum machine learning integrates quantum algorithms and ML programs by improving predictive accuracy or reducing training time by encoding data in the exponential Hilbert space of the quantum computer

Image classification with Department of Defense

Problem area
Large amounts of satellite data with low quality and missing or incomplete images

Path to advantage
Improved accuracy and speed of classification using QNNs

Operation impact
Enhance rapid decision-making and fill in knowledge gaps by providing more complete, clear image data

Financial risk management with global bank

Example of a problem area
Limited data to create accurate risk models and backtest current models

Path to advantage
Quantum Born Machines for synthetic data generation

Potential operational impact
Testing of trading strategies with a larger number of scenarios to enable enhanced risk management

More applications

- Detect fraudulent financial transactions[2]
- Accelerate drug discovery by identifying promising drug candidates from high volumes of data[3]
- Safeguard network systems with autonomous cyberwarfare and adversarial intent prediction[4]

Impact sectors

Aerospace & defense · **Healthcare & life sciences** · Energy, utilities & climate · Logistics & transportation · Manufacturing · Scientific research · **Financial services**

1 Baul, Supradip, et al. Global Enterprise Quantum Computing Market Opportunity Analysis and Industry Forecast, 2018-2025. Allied Market Research. 2 Hodson, Mark, et al. "Finding the Optimal Nash Equilibrium in a Discrete Rosenthal Congestion Game Using the Quantum Alternating Operator Ansatz." ArXiv:2008.09505 [Quant-Ph], Aug. 2020. arXiv.org. 3 Li, Junde, et al. "Quantum Generative Models for Small Molecule Drug Discovery." ArXiv:2101.03438 [Quant-Ph], Jan. 2021. arXiv.org. 4 Chen, Samuel Yen-Chi, et al. "Variational Quantum Circuits for Deep Reinforcement Learning." ArXiv:1907.00397 [Quant-Ph, Stat], July 2020. arXiv.org.

rigetti

Partnering on optimization applications

$1.5B+
Annual revenue opportunity by 2026[1]

Solve hard, constrained combinatorial optimization problems faster and within a defined error tolerance.
The quantum approximate optimization algorithm (QAOA) is a path to quantum supremacy.[2]

Optimal spectrum allocation with DARPA

Problem area
Establish and maintain communication networks in hostile environments through optimized spectrum allocation

Path to advantage
Use QAOA to solve hard constraint, discrete optimization problems faster than conventional heuristics

Operation impact
Maintain global persistent awareness despite adversarial spectrum tactics and/or resource scarcity

Enabling space exploration with NASA

Problem area
Optimization problems arising in NASA's missions, e.g., interplanetary spacecraft landing controls

Path to advantage
Exploit hybrid quantum-classical models to maximize solvable problem size

Operation impact
Safely realize ambitious space exploration through transformational mission design practices

More applications

- Portfolio optimization over discrete lots and under investment constraints[3]
- Job sequencing and scheduling, such as single machine scheduling[4]
- Traffic flow optimization for air traffic management[5]
- Vehicle routing including the capacity constraint[6]

Impact sectors

Aerospace & defense
Healthcare & life sciences
Energy, utilities & climate
Logistics & transportation
Manufacturing
Scientific research
Financial services

1 Baul, Supradip, et al. Global Enterprise Quantum Computing Market Opportunity Analysis and Industry Forecast, 2018-2025. Allied Market Research. 2 Brandão, Fernando G. S. L., et al. "Faster Quantum and Classical SDP Approximations for Quadratic Binary Optimization." ArXiv:1909.04613 [Quant-Ph], Aug. 2020. arXiv.org. 3 Hodson, Mark, et al. "Portfolio Rebalancing Experiments Using the Quantum Alternating Operator Ansatz." ArXiv:1911.05296 [Quant-Ph], Nov. 2019. arXiv.org. 4 Hadfield, Stuart, et al. "From the Quantum Approximate Optimization Algorithm to a Quantum Alternating Operator Ansatz." Algorithms, vol. 12, no. 2, Feb. 2019, p. 34. arXiv.org, doi:10.3390/a12020034. 5 Stollenwerk, Tobias, et al. "Quantum Annealing Applied to De-Conflicting Optimal Trajectories for Air Traffic Management." IEEE Transactions on Intelligent Transportation Systems, vol. 21, no. 1, Jan. 2020, pp. 285-97. arXiv.org, doi:10.1109/TITS.2019.2891235. 6 Irie, Hirotaka, et al. "Quantum Annealing of Vehicle Routing Problem with Time, State and Capacity." ArXiv:1903.06322 [Quant-Ph], Mar. 2019. arXiv.org.

Partnering on simulation applications

$1.4B+
Annual revenue opportunity by 2026[1]

Simulate quantum mechanical systems exponentially faster to unlock the complexities of nature, such as predicting intractable dynamics at the core of physical models, and estimating physical properties of materials.

Fusion energy with the Department of Energy

Problem Area
Challenge of developing sustainable fusion energy production, mastering non-linear plasma dynamics and control

Path to Advantage
Replicate governing physical mechanics with quantum mechanical effects[2]

Operation Impact
Design more efficient fusion reactors based on realistic physical modeling

Modeling physical systems with UK government

Example Problem Area
Designing solid-state materials, e.g., batteries, due to strongly correlated electronic behavior

Path to Advantage
Apply hybrid variational techniques to solve electronic structure calculations, mapping exponential entanglements onto quantum native hardware

Potential operational Impact
Practical improvements for battery energy density and lifetime via predictable nano-scale innovations

UK Research and Innovation

More applications

- Predicting molecular structures for novel catalysts[3]
- Optimizing chemical reaction dynamics for fertilizers[3]
- Engineering functional proteins for drug design[4]
- Navigating the nuclear shell model for safer reactor design[5]
- Calculating intractable Monte Carlo in high energy particle physics[6]
- Increasing the efficiency of solar cells via solid-state materials design[7]

Impact sectors

Aerospace & defense
Healthcare & life sciences
Energy, utilities & climate
Logistics & transportation
Manufacturing
Scientific research
Financial services

rigetti

1 Baul, Supradip, et al. Global Enterprise Quantum Computing Market Opportunity Analysis and Industry Forecast, 2018-2025. Allied Market Research. 2 Lykken, Joseph D. "Quantum Information for Particle Theorists." ArXiv:2010.02931 [Hep-Lat, Physics:Hep-Ph, Physics:Quant-Ph], Dec. 2020. arXiv.org. 3 Cao, Yudong, et al. "Quantum Chemistry in the Age of Quantum Computing." Chemical Reviews, vol. 119, no. 19, Oct. 2019, pp. 10856–915. arXiv.org, doi:10.1021/acs.chemrev.8b00803. 4 Outeiral, Carlos, et al. "The Prospects of Quantum Computing in Computational Molecular Biology." WIREs Computational Molecular Science, vol. 11, no. 1, Jan. 2021. arXiv.org, doi:10.1002/wcms.1481. 5 Dumitrescu, E. F., et al. "Cloud Quantum Computing of an Atomic Nucleus." Physical Review Letters, vol. 120, no. 21, May 2018, p. 210501. arXiv.org, doi:10.1103/PhysRevLett.120.210501. 6 Joseph, Ilon. "Koopman-von Neumann Approach to Quantum Simulation of Nonlinear Classical Dynamics." Physical Review Research, vol. 2, no. 4, Oct. 2020, p. 043102. arXiv.org, doi:10.1103/PhysRevResearch.2.043102. 7 "The Promise and Challenges of Quantum Computing for Energy Storage." Joule, vol. 2, no. 5, May 2018, pp. 810-13. www.sciencedirect.com, doi:10.1016/j.joule.2018.04.021.